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                                                                    Exhibit 99.2

                                [PHARMACIA LOGO]

                              PHARMACIA CORPORATION


                         SPECIAL MEETING OF SHAREHOLDERS
                            Monday, December 9, 2002
                             1:00 p.m., LOCAL TIME



      By signing on the other side, I (we) appoint Fred Hassan, Christopher J. Coughlin and Don W. Schmitz, and any of them, as proxies, each with full power of substitution, acting jointly or by any of them if only one be present and acting, to vote and act with respect to all shares of common stock of the undersigned in Pharmacia Corporation, at the special meeting of shareholders to be held on Monday, December 9, 2002 or any adjournment, postponement, continuation or rescheduling thereof, upon all subjects that may properly come before the meeting, including the matters described in the joint proxy statement/prospectus furnished herewith, subject to the directions indicated on the reverse side of this card or through the telephone or Internet proxy procedures, and at the discretion of the proxies on any other matters that may properly come before the meeting. If specific voting instructions are not given with respect to matters to be acted upon and the signed card is returned, the proxies will vote in accordance with the directors' recommendations provided below and at their discretion on any other matters that may properly come before the meeting.


      The Board of Directors recommends a vote "FOR" proposal 1 listed on the reverse side of this card. The Board of Directors knows of no other matters that are to be presented at the meeting.

      Please sign on the reverse side of this card and return promptly to_________; or if you choose, you can submit your proxy calling_______, or through the Internet in accordance with the instructions on the reverse side of this card. If you do not sign and return a proxy, submit a proxy by telephone or through the Internet, or attend the meeting and vote by ballot, shares that you own directly cannot be voted.

      The undersigned acknowledges receipt from Pharmacia Corporation prior to the execution of this proxy of a Notice of Special Meeting of Shareholders and a joint proxy statement/prospectus dated__________, 2002.

                      RECORD VOTE AND SIGN ON REVERSE SIDE

                              FOLD AND DETACH HERE


                          YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF THREE WAYS:

1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                       OR

2. Vote by telephone by following the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       OR

3.   Vote by Internet by following the instructions on the reverse side.

                            PLEASE VOTE PROMPTLY

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THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED          Please mark    [X]
IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED           your votes as
SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY        indicated in
WILL BE VOTED "FOR" PROPOSAL 1.                            this example


           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.

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
                                                      FOR  AGAINST  ABSTAIN
1.    To adopt the Agreement and Plan of Merger,      [ ]    [ ]      [ ]       REQUEST TO ATTEND
      dated as of July 13, 2002, among Pfizer                                   If you plan to attend the       [ ]
      Inc., Pilsner Acquisition Sub Corp. and                                   Special Meeting, please mark
      Pharmacia Corporation, as more fully                                      the box to the right
      described in the accompanying joint proxy
      statement/prospectus.

2.    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any
      adjournment, postponement, continuation or rescheduling.                  CONSENT TO ELECTRONIC DISTRIBUTION
                                                                                By checking the box to the right, I
                                                                                consent to future delivery of annual
                                                                                reports, proxy statements, prospectuses      [ ]
                                                                                and other materials and shareholder
                                                                                communications electronically via
                                                                                the Internet at a webpage which will
                                                                                be disclosed to me. I understand that
                                                                                the Company may no longer distribute
                                                                                to me printed materials sent to
                                                                                shareholders until such consent is
                                                                                revoked. I understand that I may revoke
                                                                                my consent at any time by contacting
                                                                                the Company's transfer agent, Mellon
                                                                                Investor Services LLC, Ridgefield Park, NJ
                                                                                07660. I agree that any costs associated
                                                                                with electronic delivery, such as usage
                                                                                and telephone charges as well as any
                                                                                costs I may incur in printing documents,
                                                                                will be my responsibility.



                                                                                PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS
                                                                                     PROXY PROMPTLY IN THE ENCLOSED
                                                                                        POSTAGE-PAID ENVELOPE.
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
SIGNATURE____________________________   SIGNATURE________________________   DATE___________
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NOTE:  PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN.
       WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN,
       PLEASE GIVE FULL TITLE AS SUCH.

                IF YOU ARE SUBMITTING YOUR PROXY BY TELEPHONE OR
            THROUGH THE INTERNET, PLEASE DO NOT MAIL THIS PROXY CARD.

                              FOLD AND DETACH HERE

                     VOTE BY INTERNET OR TELEPHONE OR MAIL
                          24 HOURS A DAY, 7 DAYS A WEEK

YOUR TELEPHONE OR INTERNET VOTE MUST BE RECEIVED BY_______ON______, 2002 TO BE COUNTED IN FINAL TABULATION.

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
  VOTE BY TELEPHONE                                VOTE BY INTERNET                          VOTE BY MAIL
    1-800-435-6710                            http://www.eproxy.com/pha
Have your proxy card available           Have your proxy card available when          Please complete, sign and date
when you call the Toll-Free              you access the website                       your proxy card and return it in the
number 1-800-435-6710 using      OR      http://www.eproxy.com/pha. You will     OR   postage paid envelope provided.
a Touch-Tone phone. You will             be prompted to enter your control
be prompted to enter your                number and then follow the simple
control number and then                  prompts that will be presented to you
follow the simple prompts                to record your vote.
that will be presented to
you to record your vote.
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                               TO CHANGE YOUR VOTE

      Any subsequent submission of a proxy card by any means will change your prior proxy instructions. For example, if you submitted your proxy by telephone, a subsequent internet submission will change how your shares will be voted. The last vote received by___________on,_______, 2002 will be the one counted. You may also revoke your proxy by voting in person at the meeting.